EXHIBIT 99.1

CONTINENTAL AIRLINES' FLIGHT ATTENDANTS

RATIFY AGREEMENT

HOUSTON, Jan. 29, 2006 -- Continental Airlines (NYSE: CAL) announced today that it has been advised, after local vote counts at its flight attendant bases (Houston, Newark and Cleveland), that its agreement with the flight attendants has been ratified. District 142 of the International Association of Machinists has informed Continental that it will certify these results and issue an official statement on Tuesday, Jan. 31, 2006.

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CAL06006